UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Date of Report (Date of earliest event reported)   March 14, 1998

                          (December 30, 1997)

Commission File Number                        0-18550

                           NTS Mortgage Income Fund
           (Exact name of registrant as specified in its charter)

         Delaware                                     61-1146077
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

   10172 Linn Station Road
   Louisville, Kentucky                                   40223
(Address of principal executive                        (Zip Code)
offices)

Registrant's telephone number,
including area code                                   (502) 426-4800

                              Not Applicable
           Former name, former address and former fiscal year,
                       if changed since last report

Item 7.  Financial Statements and Exhibits.

             a)  Pro Forma Information

             Attached hereto is the pro forma information required pursuant to Rule 3-05 of Regulation S-X regarding NTS/Lake Forest II Residential Corporation, NTS/Virginia Development Company and the undersigned registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the NTS Mortgage Income Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    NTS MORTGAGE INCOME FUND
                                            (Registrant)

                                   /s/ John W. Hampton

                                   John W. Hampton
                                   Secretary/Treasurer
                                   (principal accounting and
                                   chief financial officer)






Date: March 14, 1998


                                          NTS MORTGAGE INCOME FUND
                                      PRO FORMA COMBINED BALANCE SHEET
                                          AS OF SEPTEMBER 30, 1997
                                                (UNAUDITED)

                                                    As Reported September 30, 1997
                                      -----------------------------------------------------------
                                                         NTS Lake
                                                        Forest II         NTS Virginia
                                  NTS Mortgage         Residential         Development            Pro Forma             Pro Forma
                                   Income Fund         Corporation           Company            Adjustments              Combined
                                   -----------         -----------         -----------          -----------             ----------
ASSETS
-------
Affiliated mortgage loans
receivable                        $ 56,158,518          $       --          $       --       $  (56,158,518) (A)         $      --

Cash and equivalents                   373,738             243,889               8,206                   --                625,833

Interest receivable -
affiliates                           1,108,720                  --                  --           (1,108,720) (B)                --

Membership initiation fees
 and other accounts
receivable                                  --           1,182,934             565,919                   --              1,748,853

Notes receivable                            --             740,734           3,248,780                   --              3,989,514

Inventory                                   --          28,436,815          34,146,810              144,374  (C)        62,727,999

Investment in joint venture
 - affiliate                         8,101,373                  --                  --                   --              8,101,373

Property and equipment, net                --              218,148             280,553                   --                498,701

Prepaid and other assets                41,465             378,691             109,992                 --                  530,148
                                   -----------         -----------         -----------          -----------            -----------
  Total assets                    $ 65,783,814        $ 31,201,211        $ 38,360,260        $ (57,122,864)          $ 78,222,421
                                   ===========         ===========         ===========         ============            ===========
LIABILITIES AND STOCKHOLDERS'
EQUITY

Accounts payable and accrued
expenses                          $    304,273        $  1,896,444        $  2,078,316       $   (1,108,720) (B)      $  3,170,313

Advances from affiliates                    --             572,097             548,242                   --              1,120,339

Notes payable - affiliates           4,069,242                  --                  --                   --              4,069,242

Notes and mortgage loans
payable                              9,713,069          28,608,129          35,758,615          (56,158,518) (A)        17,921,295

Lot deposits                                --              11,500             100,000                   --                111,500

Deferred revenues                          500             105,088              27,384                 --                  132,972
                                   -----------         -----------         -----------          -----------            -----------
  Total liabilities                 14,087,084          31,193,258          38,512,557          (57,267,238)            26,525,661
                                   -----------         -----------         -----------          -----------            -----------

Stockholders' equity:
Common stock                             3,187               1,000               1,000               (1,970) (C)             3,217

Additional paid-in-capital          54,163,397                  --                  --                   --             54,163,397

Retained (deficit) earnings         (2,469,854)              6,953            (153,297)             146,344  (C)        (2,469,854)
                                   -----------         -----------         -----------         ------------            -----------
  Total stockholders'
  equity                            51,696,730               7,953            (152,297)             144,374             51,696,760
                                   -----------         -----------          ----------         ------------             ----------
  Total liabilities and
  stockholders' equity            $ 65,783,814        $ 31,201,211        $ 38,360,260        $ (57,122,864)          $ 78,222,421
                                    ==========         ===========          ==========         ============             ==========


See notes and assumptions to unaudited pro forma combined financial statements.



                                          NTS MORTGAGE INCOME FUND
                                     PRO FORMA STATEMENT OF OPERATIONS
                                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                                (UNAUDITED)

                                                As Reported September 30, 1997
                                 ----------------------------------------------------------
                                                         NTS Lake
                                                         Forest II        NTS Virginia
                                  NTS Mortgage         Residential         Development          Pro Forma              Pro Forma
                                   Income Fund         Corporation           Company           Adjustments              Combined
                                   -----------         -----------         -----------         -----------             ----------
Revenues:
Lot sales, net of discounts       $         --       $   4,145,148       $   1,149,000        $          --           $  5,294,148

Interest and other income                   --              68,707             292,019                   --                360,726

Interest income on affiliated
mortgage loans receivable            2,617,126                  --                  --           (2,172,334) (D)           444,792

Income (loss) from investment
in joint venture - affiliate           (24,555)                 --                  --                   --                (24,555)

Fee income on affiliated
mortgage loans and other
financial services                       7,959                  --                  --               (7,959) (E)                --

Recovery of provision for
loan losses                          1,500,000                  --                  --                   --              1,500,000

Interest income on cash
equivalents and
miscellaneous income                    25,320                  --                  --                   --                 25,320
                                  ------------        ------------        ------------         ------------            -----------
    Total income                     4,125,850           4,213,855           1,441,019           (2,180,293)             7,600,431
Cost of sales                               --           3,116,981             730,975                   --              3,847,956
                                  ------------        ------------        ------------          -----------            -----------
                                     4,125,850           1,096,874             710,044           (2,180,293)             3,752,475
                                  ------------        ------------        ------------         ------------            -----------
Expenses:
Advisory fee                           418,950                  --                  --             (418,950) (F)                --

Cost reimbursements -
affiliate                                   --             601,620             599,426              693,078  (F)         1,894,124
                                                                                                             (G)
Interest expense                       970,268             328,284             394,758             (985,795) (H)           707,515

Interest expense - affiliates          263,904                  --                  --                   --                263,904

Professional and
administrative expenses                197,621             306,387              92,216               (1,709) (I)           594,515

Other taxes and licenses                19,010                  --                  --                   --                 19,010

Depreciation and
amortization expense                    53,803              17,816              85,319               (6,250) (I)           150,688
                                  ------------        ------------        ------------         ------------            -----------
    Total expenses                   1,923,556           1,254,107           1,171,719             (719,626)             3,629,756
                                  ------------        ------------        ------------        ------------             -----------
Net income before taxes              2,202,294            (157,233)           (461,675)          (1,460,667)               122,719

Income tax expense                      (6,350)               --                  --                  6,350  (J)                --
                                  ------------        ------------        ------------         ------------            -----------
Net income (loss)                 $  2,195,944        $   (157,233)       $   (461,675)       $  (1,454,317)          $    122,719
                                  ============        ============        ============         ============            ===========
Net income (loss) per share
of common stock                   $       0.69                                                                        $       0.04
                                  ============                                                                         ===========
Weighted average number of
shares                               3,187,333                                                                           3,187,333
                                  ============                                                                         ===========

See notes and assumptions to unaudited pro forma combined financial statements.

                            NTS MORTGAGE INCOME FUND

             NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA COMBINED FINANCIAL
                                   STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

1. The NTS Mortgage Income Fund ( the Fund) acquired all of the issued and outstanding common capital stock of NTS/Lake Forest II Residential Corporation (NTS/LFII) and NTS/Virginia Development Company (NTS/VA) effective October 1, 1997, for a nominal purchase price. The existing indebtedness of each of NTS/LFII and NTS/VA to the Fund was converted to equity as of October 1, 1997. The acquisition was closed pursuant to (a) an Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/LFII and its shareholders, NTS/VA and certain of its shareholders, NTS Corporation, NTS Advisory Corporation, a Kentucky corporation and Advisor to the Fund (NTS Advisory) and NTS Residential Management Company, a Kentucky corporation (NTS Management), and (b) an Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/VA and certain shareholders of NTS/VA (the Stock Purchase Agreements).
             NTS Advisory and NTS Management are Affiliates of and are under common control with NTS Corporation. Refer to the Fund's 8-K filed January 14, 1998 for additional information regarding this transaction.

             The Fund, as the sole shareholder of NTS/LFII and NTS/VA, will hereafter control the ongoing operations of the projects. The ongoing operation and management of the projects will be conducted by NTS Management under the terms of (a) a Property Management Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/LFII and NTS Management for the Lake Forest North project, and (b) a Property Management Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/VA and NTS Management for the Fawn Lake project (collectively, the Management Agreements). The Management Agreements have an initial term through December 31, 2003, subject to extension under certain conditions, and are renewable for six
             (6) year terms thereafter. Under the Management Agreements, NTS Management will be reimbursed for actual costs, including overhead, incurred in the operation and management of the projects.

2. The Fund, NTS/LFII and NTS/VA operate and report on a calendar year basis. The unaudited pro forma combined financial statements present the financial position and results of operations of the combined businesses as of and for the nine months ended September 30, 1997, giving effect for the transactions summarized in Note 1 above. The unaudited pro forma combined financial statements should be read in conjunction with the audited financial statements as of and for the three years in the period ended December 31, 1996 included in the Fund's annual report on Form 10-K for 1996.

3. The accompanying unaudited pro forma balance sheet as of September 30, 1997 has been prepared as if the acquisition of NTS/LFII and NTS/VA by the Fund had been effective September 30, 1997. The unaudited pro forma statement of operations for the nine months ended September 30, 1997 has been prepared as if the acquisition of NTS/LFII and NTS/VA had been effective January 1, 1996. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma financial statements are for information purposes only and are not necessarily indicative of the financial condition or results of operations that would have occurred if the acquisition had been consummated as of January 1, 1996.

4.           Explanation of Pro Forma Adjustments

             (A) Represents adjustments to reverse the Affiliated Mortgage Loans Receivable on the Fund's books and the offsetting Affiliated Mortgage Loans Payable on the books of NTS/LFII and NTS/VA as of September 30,1997 which existed between the Fund and NTS/LFII and NTS/VA. Concurrent adjustments have been made to record the Fund's investments in NTS/LFII and NTS/VA and to eliminate such investments in consolidation. These adjustments are not shown separately on the accompanying pro forma combined balance sheet.

             (B) Represents adjustments to reverse the Affiliated Mortgage Loan interest receivable on the Fund's books and the offsetting Affiliated Mortgage Loan interest payable on the books of NTS/LFII and NTS/VA as of September 30, 1997 which existed between the Fund and NTS/LFII and NTS/VA.

             (C) Represents adjustments to eliminate the pre-acquisition equity of NTS/LFII and NTS/VA.

             (D) Represents adjustments to reverse interest income on Affiliated Mortgage Loans to NTS/LFII and NTS/VA recorded by the Fund during 1997. As the Fund's Mortgage Loans Receivable to these entities were converted to equity pursuant to the Stock Purchase Agreements, no interest income would be generated.

             (E) Represents adjustments to reverse fees paid by NTS/VA to the Fund. The fees were earned by the Fund in exchange for stand-by letters of credit issued by the Fund on behalf of NTS/VA.

             (F) Represents adjustment to reverse the amount incurred as an Advisory Fee to NTS Advisory Corporation pursuant to the Advisory Agreement. The Fund will conditionally not be subject to the Advisory Agreement on a going forward basis but will be responsible for actual general and administrative costs. Such costs for the nine months ended September 30, 1997, if charged on an actual basis, would have approximated the amount of the Advisory Fee incurred. As such, a like amount has been included in Cost Reimbursements - Affiliate.

             (G) The Management Agreements allow NTS Management to be the sole and exclusive management agent of the Fund for the day-to-day control and management of the business of the Fund including
                  (a) the continued operation of NTS/LFII and NTS/VA, (b) the operations of the Lake Forest Country Club and the Fawn Lake Country Club, (c) the operations of the Lake Forest Community Association and the Fawn Lake Community Association and (d) the provision and/or sale of ancillary goods and services as selected by NTS Management with respect to any of the foregoing.

                Represents  adjustments  to accrue an  additional  amount due by
                  NTS/LFII and NTS/VA for services by various NTS entities on behalf of the projects. NTS/LFII and NTS/VA will now pay an additional overhead reimbursement equal to 3.75% of revenues, including any revenues generated by the Lake Forest Country Club and the Fawn Lake Country Club, as defined in the Management Agreements which were included as an exhibit in the Form 8-K filed by the Fund on January 14, 1998.

             (H) Represents adjustments to reverse approximately $339,000 of the interest expense on Affiliated Mortgage Notes Payable incurred by NTS/LFII and NTS/VA to the Fund.

                  In addition, approximately $647,000 of interest previously expensed by the Fund has been capitalized in these pro forma financial statements as a part of the projects' development cost. Subsequent to the acquisition of the stock of NTS/LFII and NTS/VA by the Fund, but as part of the loan restructuring process, the Fund's debt and the affiliated debt of each of the projects was refinanced by obtaining development financing from third party banks. As such, the interest expense on these new loans will be capitalized as part of the development cost of the projects in accordance with generally accepted accounting principles.

             (I) Represents adjustment to reverse the cost of certain fees paid to the Fund by NTS/VA (see B above).

             (J) Represents adjustment to reverse income tax provisions. The combined results provided a taxable loss on a pro forma basis. In accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", a deferred tax asset would be recognized by the Fund. However, due to the uncertainty of the Fund being able to realize this future tax benefit, a reserve equal to the future tax benefit has been assumed for these pro forma statements.



                                          NTS MORTGAGE INCOME FUND
                                 PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                    FOR THE YEAR ENDED DECEMBER 31, 1996
                                                (UNAUDITED)

                                             As Reported December 31, 1996
                                ----------------------------------------------------------
                                                          NTS Lake
                                                         Forest II        NTS Virginia
                                  NTS Mortgage         Residential         Development          Pro Forma               Pro Forma
                                   Income Fund         Corporation           Company           Adjustments              Combined
                                   -----------         -----------         -----------         -----------             ----------
Revenues:
Lot sales, net of discounts      $          --       $   3,307,163       $   2,936,404        $          --           $  6,243,567

Interest and other income                   --             243,166             479,733                   --                722,899

Interest income - affiliate                 --              76,807                  --                   --                 76,807

Interest income on affiliated
mortgage loans receivable            3,256,148                  --                  --           (2,592,092) (A)           664,056

Fee income on affiliated
mortgage loans and other
financial services                      24,873                  --                  --              (24,873) (B)                --

Interest income on cash
equivalents and

miscellaneous income                    23,974                  --                  --                   --                 23,974
                                  ------------        ------------        ------------         ------------             ----------
    Total income                     3,304,995           3,627,136           3,416,137           (2,616,965)             7,731,303

Cost of sales                               --           2,477,330           1,875,642                   --              4,352,972
                                  ------------        ------------        ------------         ------------             ----------
                                     3,304,995           1,149,806           1,540,495           (2,616,965)             3,378,331
                                  ------------        ------------        ------------         ------------             ----------
Expenses:
Advisory fee                           544,776                  --                  --             (544,776) (C)                --

Cost reimbursements -
affiliate                                   --             653,635           1,034,613              863,946  (C)         2,552,194
                                                                                                             (D)
Interest expense                     1,343,241             580,262             543,649           (1,283,498) (E)         1,183,654

Interest expense - affiliates          258,191                  --                  --                   --                258,191

Professional and
administrative expenses                199,592              85,651             111,220               (4,873) (F)           391,590

Other taxes and licenses                27,340                  --                  --                   --                 27,340

Depreciation and
amortization expense                    72,050              21,516             153,180              (20,000) (F)           226,746

Provision for loan losses                2,096             395,275             364,974                   --                762,345
                                  ------------        ------------        ------------         ------------             ----------
    Total expenses                   2,447,286           1,736,339           2,207,636             (989,201)             5,402,060
                                  ------------        ------------        ------------         ------------             ----------
Net income before taxes                857,709            (586,533)           (667,141)          (1,627,764)            (2,023,729)

Income tax expense                      (7,400)                 --                  --                7,400  (G)                --
                                  ------------        ------------        ------------         ------------             ----------
Net income (loss)                $     850,309        $   (586,533)       $   (667,141)       $  (1,620,364)          $ (2,023,729)
                                  ============         ===========         ===========          ===========             ==========
Net income (loss) per share
of common stock                  $        0.27                                                                        $      (0.64)
                                  ============                                                                          ==========
Weighted average number of
shares                               3,187,333                                                                           3,187,333
                                  ============                                                                          ==========

See notes and assumptions to unaudited pro forma statement of operations.


                                          NTS MORTGAGE INCOME FUND

                               NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                                      COMBINED STATEMENT OF OPERATIONS
                                    FOR THE YEAR ENDED DECEMBER 31, 1996

1. The NTS Mortgage Income Fund (the Fund) acquired all of the issued and outstanding common capital stock of NTS/Lake Forest II Residential Corporation (NTS/LFII) and NTS/Virginia Development Company (NTS/VA) effective October 1, 1997, for a nominal purchase price. The existing indebtedness of each of NTS/LFII and NTS/VA to the Fund was converted to equity as of October 1, 1997. The acquisition was closed pursuant to (a) an Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/LFII and its shareholders, NTS/VA and certain of its shareholders, NTS Corporation, NTS Advisory Corporation, a Kentucky corporation and Advisor to the Fund (NTS Advisory) and NTS Residential Management Company, a Kentucky corporation (NTS Management), and (b) an Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/VA and certain shareholders of NTS/VA (the Stock Purchase Agreements).
             NTS Advisory and NTS Management are Affiliates of and are under common control with NTS Corporation. Refer to the Fund's 8-K filed January 14, 1998 for additional information regarding this transaction.

             The Fund, as the sole shareholder of NTS/LFII and NTS/VA, will hereafter control the ongoing operations of the projects. The ongoing operation and management of the projects will be conducted by NTS Management under the terms of (a) a Property Management Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/LFII and NTS Management for the Lake Forest North project, and (b) a Property Management Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/VA and NTS Management for the Fawn Lake project (collectively, the Management Agreements). The Management Agreements have an initial term through December 31, 2003, subject to extension under certain conditions, and are renewable for six
             (6) year terms thereafter. Under the Management Agreements, NTS Management will be reimbursed for actual costs, including overhead, incurred in the operation and management of the projects.

2. The Fund, NTS/LFII and NTS/VA operate and report on a calendar year basis. The unaudited pro forma combined statement of operations presents the results of operations of the combined businesses for the year ended December 31, 1996 giving effect for the transactions summarized in Note 1 above. The unaudited pro forma combined financial statements should be read in conjunction with the audited financial statements as of and for the three years in the period ended December 31, 1996 included in the Fund's annual report on Form 10-K for 1996.

3. The combined statement of operations for the year ended December 31, 1996 has been prepared as if the acquisition of NTS/LFII and NTS/VA had been effective January 1, 1996. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma financial statements are for information purposes only and are not necessarily indicative of results of operations that would have occurred if the acquisition had been consummated as of January 1, 1996.

4.           Explanation of Pro Forma Adjustments

             (A) Represents adjustments to reverse interest income on Affiliated Mortgage Loans to NTS/LFII and NTS/VA recorded by the Fund during 1996. As the Fund's Mortgage Notes Receivable to these entities were converted to equity pursuant to the Stock Purchase Agreements, no interest income would be generated.

             (B) Represents adjustments to reverse fees paid by NTS/VA to the Fund. The fees were earned by the Fund in exchange for stand-by letters of credit issued by the Fund on behalf of NTS/VA and origination fees earned by the Fund regarding a Temporary Mortgage Loan between the Fund and NTS/VA.

             (C) Represents adjustment to reverse the amount incurred as an Advisory Fee to NTS Advisory Corporation pursuant to the Advisory Agreement. The Fund will conditionally not be subject to the Advisory Agreement on a going forward basis but will be responsible for actual general and administrative costs. Such costs for 1996, if charged on an actual basis, would have approximated the amount of the Advisory Fee incurred. As such, a like amount has been included in Cost Reimbursements Affiliate.

             (D) The Management Agreements allow NTS Management to be the sole and exclusive management agent of the Fund for the day-to-day control and management of the business of the Fund including
                  (a) the continued operation of NTS/LFII and NTS/VA, (b) the operations of the Lake Forest Country Club and the Fawn Lake Country Club, (c) the operations of the Lake Forest Community Association and the Fawn Lake Community Association and (d) the provision and/or sale of ancillary goods and services as selected by NTS Management with respect to any of the foregoing.

                  Represents adjustments to accrue an additional amount due by NTS/LFII and NTS/VA for services by various NTS entities on behalf of the projects. NTS/LFII and NTS/VA will now pay an additional overhead reimbursement equal to 3.75% of revenues, including any revenues generated by the Lake Forest Country Club, and the Fawn Lake Country Club, as defined in the Management Agreements which were included as an exhibit in the Form 8-K filed by the Fund on January 14, 1998.

             (E) Represents adjustments to reverse approximately $390,000 of the interest expense on Affiliated Mortgage Notes Payable incurred by NTS/LFII and NTS/VA to the Fund during 1996.

                  In addition, approximately $895,000 of interest previously expensed by the Fund has been capitalized in these pro forma financial statements as a part of the projects' development cost. Subsequent to the acquisition of the stock of NTS/LFII and NTS/VA by the Fund, but as part of the loan restructuring process, the Fund's debt and the affiliated debt of each of the projects was refinanced by obtaining development financing from third party banks. As such, the interest expense on these new loans will be capitalized as part of the development cost of the projects in accordance with generally accepted accounting principles.

             (F) Represents adjustment to reverse the cost of certain fees paid to the Fund by NTS/VA (see B above).

             (G) Represents adjustment to reverse income tax provisions. The combined results provided a taxable loss on a pro forma basis. In accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", a deferred tax asset would be recognized by the Fund. However, due to the uncertainty of the Fund being able to realize this deferred tax benefit, a reserve equal to the future tax benefit has been assumed in these pro forma statements.



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